UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2019

HOVNANIAN ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, Fifth Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.01 par value per share	HOV	New York Stock Exchange
Preferred Stock Purchase Rights (1)	N/A	New York Stock Exchange
Depositary Shares each representing 1/1,000th of a share of 7.625% Series A Preferred Stock	HOVNP	Nasdaq Global Market

(1) Each share of Class A Common Stock includes an associated Preferred Stock Purchase Right. Each Preferred Stock Purchase Right initially represents the right, if such Preferred Stock Purchase Right becomes exercisable, to purchase from the Company one ten-thousandth of a share of its Series B Junior Preferred Stock for each share of Common Stock. The Preferred Stock Purchase Rights currently cannot trade separately from the underlying Common Stock.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 6, 2019, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), Hovnanian Enterprises, Inc. (the “Company”), as guarantor, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent, entered into the Tenth Supplemental Indenture (the “Supplemental Indenture”), dated as of December 6, 2019, amending and supplementing the Indenture dated as of July 27, 2017 among K. Hovnanian, the Company, as guarantor, the other guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (as previously amended, supplemented or otherwise modified, the “Existing Indenture”). The Supplemental Indenture was executed and delivered following the receipt by K. Hovnanian of consents from a majority of the holders of K. Hovnanian’s 10.500% Senior Secured Notes due 2024 (the “Old 2024 Notes”) to the amendments set forth therein in connection with the Exchange Offer and Consent Solicitation (each as defined in Item 8.01 below) with respect to the Old 2024 Notes. The Supplemental Indenture provides for the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in the Existing Indenture applicable to the Old 2024 Notes. The Supplemental Indenture was effective immediately upon its execution and delivery, but the amendments to the Existing Indenture set forth therein will not become operative unless and until the payment of the applicable consideration in the Exchange Offer in respect of all Old 2024 Notes validly tendered and not validly withdrawn and that are accepted for purchase on the settlement date of the Exchange Offer.

The foregoing summary of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the text of the Supplemental Indenture filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On December 6, 2019, the Company issued a press release relating to the previously announced offers by K. Hovnanian to exchange (each, an “Exchange Offer” and, together, the “Exchange Offers”) K. Hovnanian’s outstanding 10.000% Senior Secured Notes due 2022 (the “Old 2022 Notes” and, together with the Old 2024 Notes, the “Old Notes”) and the Old 2024 Notes for up to $240,000,000 aggregate principal amount (the “New Notes Cap”) of 10.000% 1.75 Lien Notes due 2025 (the “New 2025 Notes”) to be issued by K. Hovnanian and guaranteed by the Company and substantially all of its subsidiaries, other than K. Hovnanian, its home mortgage subsidiaries, certain of its title insurance subsidiaries, joint ventures and subsidiaries holding interests in joint ventures (collectively, the “Guarantors”) and solicitations of consents from each holder of Old Notes to certain proposed amendments to the Existing Indenture (each, a “Consent Solicitation” and, together, the “Consent Solicitations”). In the press release, the Company announced the results of the Exchange Offers, including that as of the expiration date of the Exchange Offers on December 5, 2019, K. Hovnanian had received tenders from holders of $23,152,000 in aggregate principal amount, or 10.6%, of the Old 2022 Notes and $141,708,000 in aggregate principal amount, or 67.0%, of the Old 2024 Notes and had received the requisite consents in connection with the Consent Solicitation for the Old 2024 Notes. K. Hovnanian did not receive the requisite consents in connection with the Consent Solicitation for the Old 2022 Notes and therefore the Old 2022 Notes will continue to be subject to the terms of the Existing Indenture without giving effect to the proposed amendments. The settlement date for the Exchange Offers is expected to be on or shortly following December 10, 2019.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The New 2025 Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or with any securities regulatory authority of any State or other jurisdiction. The Exchange Offers were made, and the New 2025 Notes were offered and will only be issued, to holders of Old Notes either (a) in the United States, that are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), who are “Qualified Investors” as defined under the Prospectus Directive and (iii) if located or resident in Canada, is an “accredited investor” as defined in National Instrument 45- 106 – Prospectus Exemptions (“NI 45-106”) or section 73.3(1) of the Securities Act (Ontario) and is a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”). This current report is neither an offer to purchase or sell nor a solicitation of an offer to sell or buy the Old Notes, the New 2025 Notes or any other securities of the Company or K. Hovnanian. This current report also is not a solicitation of consents to the proposed amendments to the indenture governing the Old Notes. The Exchange Offers and the Consent Solicitations are being made solely on the terms and subject to the conditions set forth in the Offering Memorandum as supplemented and the information in this current report is qualified by reference to such Offering Memorandum as supplemented.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

4.1

Tenth Supplemental Indenture, dated as of December 6, 2019, relating to the 10.500% Senior Secured Notes due 2024, among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association, as Trustee and Collateral Agent.

99.1	Press Release, dated December 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President, Corporate Counsel and Secretary

Date: December 6, 2019